AMENDMENT TO SECURITY AGREEMENT


     AMENDMENT, dated as of October 30, 1998 (this "Amendment") to that Security
                                                    ---------
Agreement, dated as of March 24, 1998 (as amended, supplemented or otherwise modified, the "Security Agreement"), made by UNIDIGITAL INC., a Delaware
                 -------------------
corporation  (the  "Borrower")  and each  subsidiary of the Borrower  which is a
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signatory thereto (together with the Borrower, collectively, the "Loan Parties")
                                                                  ------------
in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the various lenders (the "Lenders")
                 ---------------------                                 -------
and CANADIAN IMPERIAL BANK OF COMMERCE, as issuing lender (in such capacity, the "Issuing Lender"), parties to that Credit Agreement, dated as of March 24, 1998
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(as amended,  supplemented or otherwise  modified from time to time, the "Credit
                                                                          ------
Agreement"),  among the  Borrower,  the  Lenders,  the  Issuing  Lender  and the
---------
Administrative Agent.

                                    RECITALS

     The Loan Parties party to the Security Agreement have notified the Administrative Agent that Hy Zazula Associates, Inc., a New York corporation ("Zazula"), will merge with and into Unison (NY), Inc., a Delaware corporation, with Unison (NY), Inc. being the surviving corporation in such merger. The Loan Parties party to the Security Agreement have requested that the Security Agreement be amended to take account of the assets and liabilities of Zazula being acquired by Unison (NY), Inc. in connection with such acquisition. The Administrative Agent and the Required Lenders are willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

     1. Defined Terms.  Unless  otherwise  defined herein,  terms defined in the
        -------------
Security Agreement are used herein as therein defined.

     2. Amendment. (a) The Security Agreement is hereby amended by supplementing
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Schedules  I, VI and VII thereto by adding to such  Schedules  the  material set forth on the corresponding Schedules I, VI and VII to this Amendment.

        (b) Section 4(l) of the Security Agreement is hereby amended by adding the words: "Except as set forth on Schedule VII hereto," to the beginning of the sentence.

     3.  Effectiveness.  This Amendment shall become  effective on the date that
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the  Administrative  Agent shall have  received  this  Amendment,  executed  and delivered by duly authorized officers of the Borrower and the Required Lenders.

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

     4.  Representations and Warranties.  To induce the Administrative Agent and
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the  Required  Lenders  to  enter  into  this  Amendment,  the  Borrower  hereby represents and warrants to the Administrative Agent that the representations and warranties contained in the Security Agreement and are true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing.

     5. No Other Amendments.  Except as expressly  amended hereby,  the Security
        -------------------
Agreement shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     6.  Counterparts.  This  Amendment  may be  executed  by one or more of the
         ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7. Expenses.  The Borrower  agrees to pay and reimburse the  Administrative
        --------
Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Agent.

     8.  Applicable  Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND
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INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date and year first above written.


                                   CANADIAN  IMPERIAL BANK OF
                                   COMMERCE, as Administrative Agent and as a Lender


                                   By: /s/ E. Lindsay Gordon
                                      -----------------------------------
                                      Name: E. Lindsay Gordon
                                      Title: Executive Director
                                             CIBC Oppenheimer Corp., as Agent



                                   MARINE MIDLAND BANK


                                    By: /s/ Gina Sidorsky
                                       ----------------------------------
                                       Name: Gina Sidorsky
                                       Title:  Authorized Signatory



                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.


                                    By: /s/ David E. Yewer
                                       ----------------------------------
                                       Name:  David E. Yewer
                                       Title: Vice President


                                    By: /s/ Maura K. Connor
                                       ----------------------------------
                                       Name:  Maura K. Connor
                                       Title: Senior Associate


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

                                    MERRILL LYNCH BUSINESS FINANCIAL
                                    SERVICES, INC.


                                    By: /s/ Daniel J. McHugh
                                       ----------------------------------
                                       Name: Daniel J. McHugh
                                       Title: Vice President


                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:


                                    UNIDIGITAL INC.


                                    By: /s/ William E. Dye
                                       ----------------------------------
                                       William Dye
                                       Chief Executive Officer


                                    UNIDIGITAL ELEMENTS (NY), INC.


                                    By: /s/ William E. Dye
                                       ----------------------------------
                                       William Dye
                                       Chief Executive Officer


                                    UNIDIGITAL ELEMENTS (SF), INC.


                                    By: /s/ William E. Dye
                                       ----------------------------------
                                       William Dye
                                       Chief Executive Officer


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

                                    UNISON (NY), INC.


                                    By: /s/ William E. Dye
                                       ----------------------------------
                                       William Dye
                                       Chief Executive Officer


                                    UNISON (MA), INC.


                                    By: /s/ William E. Dye
                                       ----------------------------------
                                       William Dye
                                       Chief Executive Officer


                                    MEGA ART CORP.


                                    By: /s/ William E. Dye
                                       ----------------------------------
                                       William Dye
                                       Chief Executive Officer


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